UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 30, 2015 (June 25, 2015)

SEEN ON SCREEN TV INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-21812
(Commission File No.)

4017 Colby Avenue
Everett, Washington  98201
(Address of principal executive offices and Zip Code)

425-367-4668
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 25, 2015, we entered into an agreement with Pyrenees Investments, LLC, a Nevada Limited Liability Company ("Pyrenees") located in Lake Oswego, Oregon, wherein Pyrenees will supply us consulting services in consideration of the payment of 10% of all gross monies committed to us and actually received by us during the term of the agreement and during the 2 years thereafter.  The term of the agreement is 12 months.  Securities offered through MSC-BD, LLC a member of FINRA/SIPC.  Pyrenees is not registered and is not filing reports with the Securities and Exchange Commission.

ITEM 9.01                    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

10.1	Engagement Agreement with Pyrenees Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of June, 2015.

SEEN ON SCREEN TV INC.

BY:	ANTOINE JAJOUR
Antoine Jarjour
Principal Executive Officer and Principal Financial Officer